UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 12, 2019

QTS Realty Trust, Inc.

QualityTech, LP

(Exact name of registrant as specified in its charter)

Maryland (QTS Realty Trust, Inc.) Delaware (QualityTech, LP)	001-36109 333-201810	46-2809094 27-0707288
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2019, the Board of Directors (the “Board”) of QTS Realty Trust, Inc. (the “Company”) increased the size of the Board from nine directors to ten directors and appointed Wayne M. Rehberger to serve as a member of the Board until the 2019 annual meeting of stockholders (the “2019 Annual Meeting”), each effective immediately.

Mr. Rehberger, 62, has over 35 years of diversified financial, operational and sales management experience.  Most recently from 2015 through January 2019, Mr. Rehberger served as Senior Vice President and Chief Financial Officer at Engility Holdings, Inc. (NYSE: EGL), following Engility Holdings, Inc.’s acquisition of TASC, Inc. in February 2015. Mr. Rehberger had previously served as Senior Vice President and Chief Financial Officer of TASC, Inc. from June 2010. Prior to joining TASC, Inc. in June 2010, Mr. Rehberger was the Chief Operating Officer of XO Communications, a facilities-based telecommunications services provider. Before assuming the role of Chief Operating Officer in May 2004, Mr. Rehberger had served as XO Communications’ Chief Financial Officer from November 2000. Mr. Rehberger began his corporate career with the KPMG consulting business in Washington, D.C., where he worked primarily with U.S. government agencies and aerospace companies. Mr. Rehberger also served for 10 years in the United States Army and Army Reserve, achieving the rank of Major. He earned a Bachelor of Science degree in Business Administration at Bucknell University and a Master of Business Administration at the University of South Carolina.

As a member of the Board, Mr. Rehberger is entitled to certain compensation that all of the Company’s independent directors receive, including an annual grant of securities with a value of $160,000 (which will be prorated for 2019 and expected to be granted on April 1, 2019) that vests on the first anniversary of the grant date and a cash retainer of $75,000 (which will be prorated for 2019). The grant of securities will be paid under the Company’s equity incentive plan.  As a non-employee director, Mr. Rehberger is entitled (i) to elect to receive his annual cash retainers in securities of the Company, and (ii) to elect whether and to what extent the securities granted (whether as part of the annual grant or in lieu of cash retainer) will be shares of restricted Class A common stock or options to purchase the Company’s Class A common stock. Mr. Rehberger has elected to receive his cash retainer for 2019 in securities to be granted on April 1, 2019.

In connection with his appointment to the Board, the Company entered into an indemnification agreement (the “Indemnification Agreement”) with Mr. Rehberger that is in substantially the same form as that entered into with the other directors of the Company and that obligates the Company to indemnify him to the maximum extent permitted by Maryland law.  The Indemnification Agreement provides that if Mr. Rehberger is a party or is threatened to be made a party to any proceeding by reason of his status as a director, the Company must indemnify him for all reasonable expenses and liabilities actually incurred by him, or on his behalf, unless it has been established that:

•                  the act or omission was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty;

•                  he actually received an improper personal benefit in money, property or services; or

•                  with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful;

provided, however, that the Company (i) has no obligation to indemnify Mr. Rehberger for a proceeding by or in the right of the Company, for reasonable expenses and liabilities actually incurred by him, or on his behalf, if it has been adjudged that he is liable to the Company with respect to such proceeding and (ii) has no obligation to indemnify or advance expenses to Mr. Rehberger for a proceeding brought by him against the Company, except for a proceeding brought to enforce indemnification under Section 2-418 of the Maryland General Corporation Law (“MGCL”) or as otherwise provided by the Company’s bylaws, our charter, a resolution of the Company’s Board or an agreement approved by the Board.  Under the MGCL, a Maryland corporation may not indemnify a director in a suit by or in

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the right of the corporation in which the director was adjudged liable on the basis that a personal benefit was improperly received.

Upon Mr. Rehberger’s application to a court of appropriate jurisdiction, the court may order indemnification if:

•                  the court determines that he is entitled to indemnification under Section 2-418(d)(1) of the MGCL, in which case he will be entitled to recover from the Company the expenses securing such indemnification; or

•                  the court determines that he is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he has met the standards of conduct set forth in Section 2-418(b) of the MGCL or has been adjudged liable for receipt of an “improper personal benefit” under Section 2-418(c) of the MGCL; provided, however, that the Company’s indemnification obligations to him will be limited to the expenses actually and reasonably incurred by him, or on his behalf, in connection with any proceeding by or in the right of the Company or in which he will have been adjudged liable for receipt of an improper personal benefit under Section 2-418(c) of the MGCL.

Notwithstanding, and without limiting any other provisions of the Indemnification Agreement, if Mr. Rehberger is a party or is threatened to be made a party to any proceeding by reason of his status as a director, and he is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such proceeding, the Company must indemnify him for all expenses actually and reasonably incurred by him, or on his behalf, in connection with each successfully resolved claim, issue or matter, including any claim, issue or matter in such a proceeding that is terminated by dismissal, with or without prejudice.

The Company is required to pay all indemnifiable expenses in advance of the final disposition of any proceeding if Mr. Rehberger furnishes the Company with a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by us has been met and a written undertaking to reimburse the Company if a court of competent jurisdiction determines that he is not entitled to indemnification.

The foregoing description of the Indemnification Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

A copy of the press release issued by the Company on March 13, 2019, which relates to the matters disclosed above in this Form 8-K, is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.

The information disclosed in this 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

10.1	Indemnification Agreement, dated as of March 13, 2019, by and between QTS Realty Trust, Inc. and Wayne M. Rehberger
99.1	Press Release dated March 13, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2019		QTS Realty Trust, Inc.

	By:	/s/ Shirley E. Goza
Shirley E. Goza
Vice President, Secretary and General Counsel

Date: March 13, 2019		QualityTech, LP

	By:	/s/ Shirley E. Goza
Shirley E. Goza
Vice President, Secretary and General Counsel

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